UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 20, 2011

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated April 20, 2011, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s first quarter of fiscal 2011, which ended on March 29, 2011.  The full text of the press release is furnished herewith as Exhibit 99.1 to this report.

ITEM 8.01                                       OTHER EVENTS

The Company announced today that it has completed repurchases of 1.749 million shares of its common stock under the terms of share repurchase plans entered into with J.P. Morgan Securities LLC (“J.P. Morgan”) in accordance with Rules 10b-18 and 10b5-1 of the Securities Exchange Act of 1934 (“Exchange Act”) and previously disclosed on Current Report on Form 8-K as filed with the SEC on February 10, 2011.  The 10b-18 repurchase plan was to be in effect from February 24, 2011 through May 13, 2011, but was terminated in accordance with its terms upon the repurchase of all of the shares contemplated to be repurchased under the plan.

As previously disclosed on Form 8-K filed with the SEC on February 10, 2011, the Board of Directors of the Company approved the adoption of a prearranged stock repurchase plan with J.P. Morgan intended to qualify for the safe harbor under Rule 10b5-1 under the Exchange Act (“10b5-1 Plan”).  The 10b5-1 Plan was effective March 16, 2011 and will terminate on February 29, 2012, unless terminated earlier in accordance with the plan’s terms.  Purchases may be made in the open market or through privately negotiated transactions in support of the Company’s stock repurchase plan, pursuant to which 4.04 million shares of common stock of the Company remain available for repurchase as of March 30, 2011.  Purchases in the open market under the 10b5-1 plan will be made in accordance with Rule 10b-18.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated April 20, 2011 entitled, “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2011”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2011	THE CHEESECAKE FACTORY
INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 20, 2011 entitled, “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2011”